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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-53858.



                                                           ARTHUR ANDERSEN & CO.


Boston, Massachusetts
March 16, 1994